TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Target Return Fund

Supplement dated August 8, 2013 to the Prospectus of TDAM Target Return Fund (the “Fund”) dated March 22, 2013, as amended March 27, 2013, and as may be further amended or supplemented (the “Prospectus”)

The following language is added after the third paragraph in the section of the Prospectus entitled “Summary—TDAM Target Return Fund—Principal Investment Strategies”:

The Fund may invest up to 5% of its assets in ETFs that hold or track the price of gold or other precious metals. By investing in these ETFs, the Fund seeks to gain exposure to the investment returns of gold or other precious metals without direct investment in physical precious metals. The Fund will invest in these ETFs to hedge the effects of inflation and to manage downside risk in extreme economic events.

The following risk is added to the section of the Prospectus entitled “Summary—TDAM Target Return Fund—Principal Risks”:

Gold and Other Precious Metals Risk — The Fund may invest in ETFs that hold or track the price of gold or other precious metals. The Fund is therefore susceptible to specific political and economic risks affecting the price of gold and other precious metals, including changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments may be more volatile than investments in broader equity or debt markets.

The following risk is added to the section of the Prospectus entitled “Details About the Funds—Principal Risks”:

Gold and Other Precious Metals Risk — The Fund may invest in ETFs that hold or track the price of gold or other precious metals. The Fund is therefore susceptible to specific political and economic risks affecting the price of gold and other precious metals, including changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments may be more volatile than investments in broader equity or debt markets.

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